UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2026

THRYV HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35895	13-2740040
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Municipal Way, Suite 220 Grapevine, TX	75261
(Address of Principal Executive Offices)	(Zip Code)

(972) 453-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	THRY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 10, 2026, the Compensation Committee (the “Committee”) of the Board of Directors of Thryv Holdings, Inc. (the “Company”) approved the termination of the Company’s 2026 Short-Term Incentive Plan (the “2026 STIP”) and the replacement thereof with the H2 2026 Short-Term Incentive Plan (the “Bridge Plan”), effective as of July 1, 2026 (the “Effective Date”), for all employees of the Company who were participants in the 2026 STIP as of immediately prior to the Effective Date, including each of the Company’s Named Executive Officers.

The 2026 STIP and the financial performance targets thereunder were approved by the Committee in December 2025, prior to the recently announced restructuring of the Company. As a result of the restructuring, the Company’s second-half 2026 business plan and priorities have changed. The Bridge Plan, covering the performance period of July 1, 2026 through December 31, 2026, reflects the Company's revised second-half 2026 business plan and operating priorities.

The terms of the Bridge Plan are generally the same as those under the 2026 STIP, except that:

•
An eligible employee’s target opportunity under the Bridge Plan will be prorated by fifty percent (50%) of such eligible employee’s annual target opportunity under the 2026 STIP as in effect immediately prior to the Effective Date — reflecting a six-month performance period (July 1, 2026 – December 31, 2026);
•
Performance targets have been updated to reflect the Company's revised second-half 2026 business plan and operating priorities; and
•
The performance period under the Bridge Plan will cover only the period from July 1, 2026 through December 31, 2026, instead of the full year 2026, as was the applicable performance period under the 2026 STIP.

The foregoing description of the Bridge Plan does not purport to be complete and is qualified in its entirety by reference to the Bridge Plan document, which is filed as an exhibit hereto.

Item 9.01.
Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	H2 2026 Short-Term Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THRYV HOLDINGS, INC.

Date: August 11, 2026	By:	/s/ Paul D. Rouse
Name: Paul D. Rouse
Title: Chief Financial Officer, Executive Vice President and Treasurer